UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 4, 2009 (June 1, 2009)

NATCO GROUP INC.

(Exact name of registrant as specified in its charter)

Commission File Number 001-15603

DELAWARE	22-2906892
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

11210 Equity Drive, Suite 100, Houston, Texas 77041

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (713) 849-7500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.	Entry into a Material Definitive Agreement.

NATCO Group Inc., a Delaware corporation (the “Company”), announced that it has entered into an Agreement and Plan of Merger dated as of June 1, 2009 (the “Merger Agreement”), with Cameron International Corporation, a Delaware corporation (“Cameron”) and Octane Acquisition Sub, Inc., a Delaware corporation and a direct, wholly owned subsidiary of Cameron (“Merger Sub”), pursuant to which Merger Sub will merge with and into the Company (the “Merger”), with the Company continuing as the surviving corporation and as a wholly owned subsidiary of Cameron.

Pursuant to the Merger Agreement, at the effective time of the Merger, each holder of common stock of the Company will receive 1.185 shares (the “Exchange Ratio”) of common stock of Cameron (the “Merger Consideration”) for each share of Company common stock. No fractional shares of common stock of Cameron will be issued in the Merger, and the Company’s stockholders will receive cash in lieu of factional shares, if any, of Cameron common stock.

The consummation of the Merger is subject to the satisfaction or waiver of certain closing conditions, including, without limitation, the approval of the Merger Agreement by the Company’s stockholders, the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, effectiveness of the registration statement on Form S-4 to be filed by Cameron with the Securities and Exchange Commission, approval of the listing on the New York Stock Exchange of the shares of common stock of Cameron to be issued in the Merger and the absence of any injunction or restraint that prohibits consummation of the Merger. Each party’s obligation to close the Merger is also subject to the accuracy of representations and warranties of, and compliance with, covenants by the other party to the Merger Agreement, in each case, as set forth in the Merger Agreement. The obligation of each party to close the Merger is also subject to the absence of any material adverse effect on the other party. The Merger Agreement also contains customary representations, warranties, and covenants of Cameron, Merger Sub, and the Company.

The Merger Agreement contains certain termination rights for both the Company and Cameron, including in the event that the Merger is not consummated by March 31, 2010 and in the event that the Company’s stockholders do not approve the Merger Agreement. The Merger Agreement further provides that, upon termination of the Merger Agreement under specified circumstances, the Company may be required to pay Cameron a termination fee equal to $27,300,000. In the event of a termination of the Merger Agreement under certain other circumstances, the non-terminating party may be required to pay to the terminating party up to $6,000,000 for reimbursement of expenses in connection with the Merger Agreement.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed hereto as Exhibit 2.1, and is incorporated herein by reference.

CAUTIONARY STATEMENT

The Merger Agreement has been included to provide investors with information regarding its terms. Except for its status as the contractual document that establishes and governs the legal relations among the parties thereto with respect to the transactions described above, the Merger Agreement is not intended to be a source of factual, business or operational information about the parties. The representations, warranties and covenants made by the parties in the Merger Agreement are qualified as described in the Merger Agreement. Representations and warranties may be used as a tool to allocate risks among the parties, including where the parties do not have complete knowledge of all facts. Investors are generally not third party beneficiaries under the Merger Agreement and should not rely on the representations, warranties or covenants or any descriptions thereof as characterization of the actual state of facts or condition of the Company, Cameron and Merger Sub, or any of their respective affiliates.

ADDITIONAL INFORMATION

In connection with the proposed merger, Cameron will file with the SEC a Registration Statement on Form S-4 and NATCO will file a proxy statement, which will be mailed to NATCO’s stockholders. INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE S-4 AND PROXY STATEMENT REGARDING THE PROPOSED MERGER WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the S-4 and proxy statement (when available) and other related documents filed by Cameron and NATCO with the SEC at the SEC’s website at www.sec.gov. The S-4 and proxy statement (when it is available) and the other documents may also be obtained for free by accessing Cameron’s website at www.c-a-m.com under the heading “Investor Relations” and then under the heading “SEC Filings” or by accessing NATCO’s website at www.natcogroup.com under the tab “Investor Relations” and then under the heading “SEC Filings.”

NATCO and its directors, executive officers and certain other members of management and employees may be soliciting proxies from its stockholders in favor of the merger. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders in connection with the proposed merger will be set forth in NATCO’s proxy statement when it is filed with the SEC. You can find information about NATCO’s executive officers and directors in their definitive proxy statement filed with the SEC on March 23, 2009. You can obtain free copies of these documents from NATCO using the contact information above.

FORWARD-LOOKING STATEMENTS

Information set forth in this document may contain forward-looking statements, which involve a number of risks and uncertainties. NATCO cautions readers that any forward-looking information is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking information. Such forward-looking statements include, but are not limited to, statements about the benefits of the business combination transaction involving Cameron and NATCO, including future financial and operating results, the new company’s plans, objectives, expectations and intentions and other statements that are not historical facts.

The following additional factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: the ability to satisfy the closing conditions of the transaction, including obtaining regulatory approvals for the transaction and the approval of the merger agreement by the NATCO stockholders; the risk that the businesses will not be integrated successfully; the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; disruption from the transaction making it more difficult to maintain relationships with customers, employees or suppliers; the impact of other acquisitions that Cameron or NATCO have made or may make before the transaction; competition and its effect on pricing; and exploration and development spending by E&P operators. Additional factors that may affect future results are contained in Cameron’s and NATCO’s filings with the Securities and Exchange Commission (“SEC”), which are available at the SEC’s web site http://www.sec.gov. Cameron and NATCO disclaim any obligation to update and revise statements contained in these materials based on new information or otherwise.

ITEM 3.03.	Material Modification to Rights of Security Holders.

The Company and Mellon Investor Services LLC (as successor to ChaseMellon Shareholder Services, LLC), as rights agent, are parties to a Rights Agreement, dated as of May 15, 1998, as amended on May 14, 2008 (the “Rights Agreement”), pursuant to which preferred stock purchase rights (the “Rights”) were issued to holders of common stock of the Company. On June 1, 2009, the Company and Mellon Investor Services LLC executed an amendment to the Rights Agreement (the “Rights Agreement Amendment”) providing that Cameron would not be deemed an “Acquiring Person” under the Rights Agreement as a result of the execution or consummation of the Merger Agreement. Additionally, such events will not cause the Rights to be distributed or become exercisable.

The foregoing summary of the Rights Agreement Amendment is qualified in its entirety by reference to the Rights Agreement Amendment, which is filed as Exhibit 4.1 hereto and incorporated herein by reference.

ITEM 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 1, 2009, the Company amended its Directors Compensation Plan and certain award agreements thereunder to provide that upon a change of control the optionees under such award agreements may acquire shares of common stock of the acquiring corporation. A copy of the Amendment to the Directors Compensation Plan and a copy of the form Amendment to Option Award Agreements are attached hereto as Exhibits 10.1 and 10.2 respectively, and each is incorporated herein by reference.

ITEM 8.01.	Other Information.

On June 1, 2009, the Company and Cameron announced that they had entered into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

2.1	Agreement and Plan of Merger by and among the Company, Cameron, and Merger Sub, dated as of June 1, 2009.

4.1	Amendment to Amended and Restated Rights Agreement dated June 1, 2009, between the Company and Mellon Investor Services LLC.

10.1	Amendment to the Directors Compensation Plan.

10.2	Form Amendment to Option Award Agreements under the Directors Compensation Plan.

99.1	Press Release, dated June 1, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 3, 2009

NATCO Group Inc.

By:	/s/ Katherine P. Ellis
Katherine P. Ellis Senior Vice President, Corporate Secretary & General Counsel

Exhibit Index

Exhibit No.	Description
2.1	Agreement and Plan of Merger by and among the Company, Cameron, and Merger Sub, dated as of June 1, 2009.

4.1	Amendment to Amended and Restated Rights Agreement dated June 1, 2009, between the Company and Mellon Investor Services LLC.

10.1	Amendment to the Directors Compensation Plan.

10.2	Form Amendment to Option Award Agreements under the Directors Compensation Plan.

99.1	Press Release, dated June 1, 2009.